UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.

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THT HEAT TRANSFER TECHNOLOGY, INC.
 ______________________________________________________________________________

(Name of Registrant as Specified In Its Charter)

________________________________________________________________________________

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THT Heat Transfer Technology, Inc.
No. 5 Nanhuan Road, Tiexi District
Siping, Jilin Province 136000
People’s Republic of China

June 1, 2011

Dear Stockholder:

You are invited to attend the THT Heat Transfer Technology, Inc. Annual Meeting of Stockholders to be held on July 14, 2011 at 9 a.m., local time, at Room 1808-1809, Fangheng International Center Tower B, No.6 Futong East Street, Chaoyang, District, Beijing100102, People’s Republic of China.

We have provided details of the business to be conducted at the meeting in the accompanying Notice of Annual Meeting of Stockholders, proxy statement, and proxy card. We encourage you to read these materials, so you may be informed about the business to come before the meeting.

Your participation is important, regardless of the number of shares you own. In order for us to have an efficient meeting, please sign, date, and return the enclosed proxy card promptly in the accompanying reply envelope. You can find additional information concerning our voting procedures in the accompanying materials.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Guohong Zhao
Guohong Zhao
Chairman and Chief Executive Officer

THT Heat Transfer Technology, Inc.
No. 5 Nanhuan Road, Tiexi District
Siping, Jilin Province 136000
People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 14, 2011

You are invited to attend the THT Heat Transfer Technology, Inc. Annual Meeting of Stockholders (the “Annual Meeting”) to be held on July 14, 2011 at 9 a.m., local time, at Room 1808-1809, Fangheng International Center Tower B, No.6 Futong East Street, Chaoyang, District, Beijing100102, People’s Republic of China.

The matters proposed for consideration at the meeting are:

1.	The election of five persons as directors of the Company, each to serve for a term of one year or until their respective successors shall have been duly elected and qualified.

2.	The ratification of the appointment of PKF Hong Kong, Certified Public Accountants (“PKF”) as the independent registered public accounting firm of the Company for the current year.

3.	To hold an advisory vote on executive compensation;

4.	To hold a an advisory vote on the frequency of future advisory votes on executive compensation; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has set June 1, 2011 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting.

It is important that your shares are represented at the Annual Meeting. We urge you to review the Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via Internet (https://www.iproxydirect.com) or by mail, and prefer to mail. You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. Regardless of whether you expect to attend the Annual Meeting, your vote is important. To ensure your representation at the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the accompanying reply envelope, which requires no additional postage. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure all your shares are voted. The accompanying proxy statement and form of proxy are first being sent or given to our stockholders on or about June 1, 2011.

By Order of the Board of Directors,

/s/ Guohong Zhao
Guohong Zhao
Chairman and Chief Executive Officer

June 1, 2011
Siping City, Jilin Province

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS OF THT HEAT TRANSFER TECHNOLOGY, INC.
TO BE HELD ON JULY 14, 2011

The Proxy Statement and the 2010 Annual Report are available online at https://www.iproxydirect.com.

TABLE OF CONTENTS

INFORMATION CONCERNING SOLICITATION AND VOTING
Who May Vote	1
Voting Your Proxy	2
Revoking Your Proxy	2
Solicitation of Proxies	3
Delivery of Proxy Materials to Households	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	4

PROPOSAL 1: ELECTION OF DIRECTORS	5
General Information	5
Substitute Nominees	5
Vacancies	5
Information Regarding the Nominees for Election as Directors	5
Family Relationships	8
Involvement in Certain Legal Proceedings	8
Promoters and Certain Control Persons	9
Committees of the Board of Directors	9
EXECUTIVE OFFICERS	10
EXECUTIVE AND DIRECTOR COMPENSATION	11
Compensation Discussion and Analysis	11
Compensation Committee Interlocks and Insider Participation	13
Summary Compensation Table	13
COMPENSATION COMMITTEE REPORT
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	15
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	16
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	17
Auditor Fees and Services	17
Pre-Approval Policies and Procedures	17
PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	19
PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	20
DEADLINE FOR STOCKHOLDER PROPOSALS	21
ANNUAL REPORT ON FORM 10-K	21
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	21

THT Heat Transfer Technology, Inc.
No. 5 Nanhuan Road, Tiexi District
Siping, Jilin Province 136000
People’s Republic of China

PROXY STATEMENT FOR
2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 14, 2011

The Board of Directors of THT Heat Transfer Technology, Inc. (the “Board”) solicits the accompanying proxy to be voted at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on July 14, 2011 at 9 a.m., local time, at Room 1808-1809, Fangheng International Center Tower B, No.6 Futong East Street, Chaoyang, District, Beijing100102, People’s Republic of China, and at any adjournments or postponements thereof. In this proxy statement, unless the context requires otherwise, when we refer to “we,” “us,” “our,” “the Company” or “THTI,” we are describing THT Heat Transfer Technology, Inc.

This proxy statement, the accompanying Notice of Annual Meeting of Stockholders and the enclosed proxy card are first being sent or given to our stockholders on or about June 1, 2011. This proxy statement and our 2010 annual report are also available at www.tht.com

PURPOSES OF THE MEETING

At the Annual Meeting, we will ask you to consider and act upon the following matters:

1.	The election of five persons as directors of the Company, each to serve for a term of one year or until their respective successors shall have been duly elected and qualified.

2.	The ratification of the appointment of PKF as the independent registered public accounting firm of the Company for the current year.

3.	To hold an advisory vote on executive compensation;

4.	To hold a an advisory vote on the frequency of future advisory votes on executive compensation; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

GENERAL INFORMATION

Who May Vote

Only stockholders of record of our Common Stock, par value $0.001 per share (“Common Stock”), as of the close of business on June 1, 2011 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting during office hours at the executive offices of the Company at No. 5 Nanhuan Road, Tiexi District, Siping, Jilin Province 136000, People’s Republic of China, by contacting the Secretary of the Company.

A majority of the outstanding shares of Common Stock entitled to vote as of the Record Date, or a “quorum,” must be present, either in person or by proxy, at the Annual Meeting in order to transact business. Should you submit a proxy or voter instructions, even if you abstain as to one or more proposals, or you are present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Abstentions and broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and outstanding 20,453,500 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Annual Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that is being mailed to you. If you have received printed copies of the proxy materials by mail, or if you request printed copies of the proxy materials by mail by following the instructions on the Notice of Internet Availability of Proxy Materials mailed to you, you can also vote by mail by completing, dating, and signing the proxy or vote instruction form and mailing it in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may submit your vote over the Internet until 11:59pm (EST) on July 14, 2011. If you vote by mail, please be aware that we can recognize your vote only if we receive it by close of business of the second business day before the Annual Meeting.

You may also vote in person at the Annual Meeting. If your shares are held through a broker, trust, bank, or other nominee, please refer to the Notice of Internet Availability of Proxy Materials mailed to you and any other information forwarded to you by such holder of record to obtain a valid proxy from it. You will need to bring this legal proxy with you to the Annual Meeting in order to vote in person.

Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters. The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If you are a registered holder and no specific instructions are given the shares will be voted FOR all of the nominees for the Board of Directors (Proposal 1), FOR the ratification of PKF as the Company’s independent registered public accounting firm (Proposal 2), FOR the approval of execution compensation (Proposal 3) and FOR THREE YEARS for the frequency of advisory votes on the approval of executive compensation (Proposal 4). If you hold your shares in “street name,” you must give your broker, bank, trust or nominee specific instructions on how to vote your shares of Common Stock with respect to Proposals 1, 3 and 4. If you fail to give specific instructions with respect to such proposals, your vote will not be counted for those matters. If you fail to give instructions with respect to Proposal 2, your broker, bank, trust or nominee will generally be able to vote such shares at their discretion. In addition, if other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Stockholders have no cumulative voting, dissenter’s or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Revoking Your Proxy

Even if you submit a proxy or voter instructions, you may revoke and change your vote. You may revoke your proxy or voter instructions by submitting a new proxy or voter instructions over the Internet by using the procedure to vote your shares online described in the Notice of Internet Availability of Proxy Materials. You may also revoke your proxy by mail by requesting a copy be mailed to you or executing and mailing a subsequently-dated proxy. You may also revoke your proxy by your attendance and voting in person at the Annual Meeting. Mere attendance at the meeting will not revoke a proxy or voter instructions. We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Annual Meeting. You may revoke your vote over the Internet until 11:59pm (EST) on July 14, 2011. If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business of the second business day before the Annual Meeting.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting. You are strongly encouraged, regardless of the number of shares you own or your intention to attend the Annual Meeting, to vote your shares as described above.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokers and other nominees for expenses incurred in sending proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2010 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2010 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report, Proxy Statement, and/or Notice of Internet Availability of Proxy Materials at your residence, and would like to receive a separate copy of our Annual Report, Proxy Statement, and Notice of Internet Availability of Proxy Materials for future stockholder meetings of the Company, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to your residence and specify this preference in your request.

If you share an address with at least one other stockholder and currently receive multiple copies of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, and you would like to receive a single copy of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials that is addressed to you and specify this preference in your request.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of May 31, 2011 by (i) each person or entity who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) each director, (iii) each named executive officer and (iv) all directors and executive officers as a group. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his spouse) with respect to all shares of common stock listed as owned by such person or entity.

Unless otherwise specified, the address of each of the persons set forth below is in care of Siping Juyuan, THT Industrial Park, No. 5 Nanhuan Road, Tiexi District, Siping City, Jilin Province, People’s Republic of China.

			Amount and
			Nature of
Name and Address of			Beneficial	Percent of
Beneficial Owner	Office, If Any	Title of Class	Ownership(1)	Class(2)
		Officers and Directors
Gerard Pascale	Director (4)	Common stock,	19,412	*
28 Cottonwood Lane Hilton Head, SC 29926		$0.001 par value
Guohong Zhao	Chairman, CEO and President	Common stock, $0.001 par value	4,559,214(3)	22.3%
Jianjun He	Chief Financial Officer	Common stock, $0.001 par value	0	*
Yue Cui	Vice President of Production	Common stock, $0.001 par value	0	*
Fucai Zhan	Vice President of R&D	Common stock, $0.001 par value	0	*
All officers and		Common stock,	4,578,626	22.4%
directors as a group (5 persons named above)		$0.001 par value
			Amount and
			Nature of
Name and Address of			Beneficial	Percent of
Beneficial Owner	Office, If Any	Title of Class	Ownership(1)	Class(2)
		5% Security Holders
Infinity I-China Fund		Common stock,	2,812,500	13.8%
(Cayman) L.P.		$0.001 par value
Wisetop International		Common stock,	4,559,214	22.3%
Holdings Limited		$0.001 par value
Xiaomei Fang		Common stock,	1,070,533	5.2%
		$0.001 par value

* Less than 1%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

(2)

A total of 20,453,500 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d- 3(d)(1) as of May 18, 2011. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(3)

Represents 4,559,214 shares that will be indirectly held by Mr. Zhao, through Wisetop International Holdings Limited, a BVI company to be owned and controlled by him pursuant to an option agreement, which gives our Chairman and CEO, Mr. Guohong Zhao, an option to acquire all of Ms. Jinghua Zhao’s ownership interests in Wisetop. The option may be exercised before June 30, 2012.

(4)	Gerald Pascale resigned from his position as a director on June 30, 2009, the day that we consummated our reverse acquisition of Megaway.

ELECTION OF DIRECTORS

(PROPOSAL 1)

General Information

During 2010, the Board held 2 meetings. Our Board is currently composed of five members. Each current member’s term expires at the Annual Meeting (subject to the election and qualification of his successor, or his earlier death, resignation, or removal).

Upon the unanimous recommendation of the Nominating and Corporate Governance Committee, the Board has nominated each of the seven persons named below to serve as a director until the 2011 Annual Meeting of Stockholders (or until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal). Each nominee is a current member of the Board, has agreed to stand for election and serve if elected, and has consented to be named in this proxy statement.

Substitute Nominees

If, at the time of or before the Annual Meeting, any nominee is unable to be a candidate when the election occurs, or otherwise declines to serve, the persons named as proxies may use the discretionary authority provided to them in the proxy to vote for a substitute nominee designated by the Board. At this time, we do not anticipate any nominee will be unable to be a candidate for election or will otherwise decline to serve.

Vacancies

Under our bylaws, the Board has the authority to fill any vacancies that arise, including vacancies created by an increase in the number of directors or vacancies created by the resignation of a director. Any nominee so elected and appointed by the Board would hold office for the remainder of the term of office of all directors, which term expires annually at our annual meeting of stockholders.

Information Regarding the Nominees for Election as Directors

The name of each nominee for election as director, age as of May 18, 2011 and certain additional information with respect to each nominee concerning his principal occupation, other affiliations, and business experience during the last five years, are set forth below.

Nominees for Election as Director
Name	Age	Committees
Guohong Zhao	57
Fucai Zhan	37
Wenquan Tao	55	Audit; Compensation; and Corporate Governance and Nominating (Chair)
William Haus	47	Audit (Chair); Compensation; and Corporate Governance and Nominating
To Tsang	47	Audit; Compensation (Chair); and Corporate Governance and Nominating
Youjun Lian	58	Audit; Compensation; and Corporate Governance and Nominating
Ariel Poppel	58	Audit; Compensation; and Corporate Governance and Nominating

Guohong Zhao. Mr. Zhao became our Chairman and CEO on June 30, 2009, the day that we consummated our reverse acquisition of Megaway. As the founder of Siping Juyuan, Mr. Zhao has served as the Chairman and CEO of Siping Juyuan for over 10 years since 1998. From 1996 to 1997, he was the Chairman and CEO of Siping City Traffic Safety Equipment Co., Ltd., a manufacturer of traffic safety equipment. Before 1995, he worked in senior positions in China Agriculture Bank, Siping Branch. Mr. Zhao graduated from Jilin Province Radio and Television University in 1986, holding a college degree in Economics. Mr. Zhao has over 10 years experience in the heat exchanger industry and over 20 years management experience.

Jianjun He. Mr. He became our Chief Financial Officer on June 30, 2009, the day that we consummated our reverse acquisition of Megaway. Mr. He has served as the CFO of Siping Juyuan since 2007. From 1999 to 2007, he worked as senior financial officer in Jilin Grain Group, a state-owned enterprise engaged in the grain processing and trading business. From 1995 to 1999, he worked as senior financial officer in Jilin Chia Tai Enterprise Co. Ltd, an enterprise engaged in the animal feed business, which is a joint venture of Chia Tai Group, the largest business group of  Thailand. Mr. He graduated from Changchun Taxation College in 1995 with major in Auditing and obtained master degree in Jilin University in 2005. He has more than 10 years experience in accounting and finance and is an associate member of the Chinese Institute of Certified Public Accounts.

Yue Cui. Mr. Cui became our Vice President of Production on June 30, 2009, the day that we consummated our reverse acquisition of Megaway. Mr. Cui has served as Vice President of Production of Siping Juyuan since 2006. From 2000 to 2006, he was the operation manager of Siping Juyuan. From 1979 to 2000, he was the production manager of Siping Tool Factory, a tool manufacturer. With 20 years’ experience in manufacturing industry, he has significantly improved the production management of the Company.

Fucai Zhan. Mr. Zhan became our Vice President of Research and Development on June 30, 2009, the day that we consummated our reverse acquisition of Megaway. Mr. Zhan joined Siping Junyuan in 1999 as Vice President of Sales and was appointed as Vice President of Research and Development in 2009. Before joining Siping Juyuan, he worked as production manager, Research and Development manager and assistant to GM in Dong Feng Siping Auto Parts Co., Ltd. Mr. Zhan possesses over 15 years comprehensive experience in production, research and development, and sales and is well positioned to lead our research and development function to be highly market oriented. Mr. Zhan graduated from Jilin University of Technology in 1996.

Wenquan Tao. Mr. Wenquan Tao has been working as a professor at School of Energy & Power Engineering of Xi’an Jiaotong University since 1986. Mr. Tao is currently an academician of the Chinese Academy of Science, a member of the Advisory Board of Numerical Heat Transfer and a member of Editorial Board of Progress in Computational Fluid Dynamics. In addition, he is an associate editor of ASME Journal of Heat Transfer, associate editor of International Journal of Heat & Mass Transfer, and an associate editor of International Communications in Heat & Mass Transfer. In 2003, Mr. Tao was honored by the Ministry of Education of China as National Distinguished Professor. Mr. Tao graduated from Xi’an Jiaotong University with a M.S. and a B.S. in Power Machinery Engineering.

William P. Haus, CFA. Mr. William Haus has extensive experience in business and finance for public companies as well as China-based companies. Mr. Haus is currently General Partner of Haus Capital Fund, a small investment partnership. From March to July 2010, Mr. Haus was a Senior Partner with Halter Financial Group in its Shanghai, China office. From August 2008 to February 2010, Mr. Haus was Chief Executive Officer and director of CS China Acquisition Corporation, a Special Purpose Acquisition Corporation (SPAC) created to effect a business combination with a China-based private company which it did successfully on February 2, 2010. From September 2005 to May 2008, Mr. Haus was an Analyst for The Pinnacle Fund & the Pinnacle China Fund, both of which are hedge funds focused on investment opportunities in the United States and China. From March 2000 to September 2005, Mr. Haus was an Equity Research Analyst covering both the Healthcare Information Technology and Pharmaceutical Outsourcing industries for two securities brokerage firms. Mr. Haus graduated from the State University of New York College at Fredonia with a B.S. in Business Administration and a B.A. in Economics and received a Master of Business Administration in Finance from Boston University. Mr. Haus is a Chartered Financial Analyst (CFA) and member of the CFA Institute.

To Tsang. Mr. To Tsang has extensive knowledge with overseas capital markets and has advised various PRC companies on their pre-IPO restructurings, pre-IPO financing and securities offerings on the overseas capital markets and has advised on numerous reverse acquisitions of overseas public companies by PRC companies. Since May 2008, he has been a partner at King & Wood, practicing mergers and acquisitions, corporate restructurings, securities offerings, and other corporate advisory matters. From April 2006 to April 2008, Mr. Tsang worked as a Hong Kong solicitor with DLA Piper. From July 1997 to March 2006, Mr. Tsang worked as a Hong Kong trainee and paralegal for Michael Cheuk, Wong & Kee. Mr. Tsang holds an LL.M. from the University of London, a PCLL from the City University of Hong Kong, and an LL.B. from Xiamen University. He is admitted as a Solicitor to the High Court of Hong Kong as well as a PRC qualified lawyer.

Youjun Lian. Mr. Lian is currently a member of China Law Society, the Director of Jilin Province Law Society, the Vice-President of Siping Law Society and is also a guest professor of Jilin Normal University School of Law. He has more than 30 years experience in the legal field. From 2001 to 2010, Mr. Lian worked as the Deputy Chief Judge in Siping Intermediate People’s Court, the Commissioner of Siping Siping Potical Consultative Conference and Deputy Director of Commission for Legal Affairs of Siping Potical Consultative Conference. From 1995 to 2001, he worked as the Commissioner of Siping National People’s Congress Standing Committee and Chairman of Committee for Internal and Judicial Affairs. From 1992 to 1995, Mr. Lian worked as the Presiding Judge of Lishu People’s Court. From 1976 to 1992, he worked as the Judge, Associate Chief Judge And Chief Judge Of Siping Intermediate People's Court. Mr. Lian graduated from Law School of Jilin University and holds a graduate degree.

Ariel Poppel. Since 2005, Mr. Poppel has been the Managing Director and CFO of Infinity Group, a leading Chinese-Israeli management group and investment fund. He is also currently the CEO of EIPAT (formally Shellcase). From 2004 to 2005, Mr. Poppel served as the Interim CEO, CFO and VP of Administration of Shellcase, a leading global supplier of innovative wafer level chip size packaging solutions for semiconductor devices for growing digital consumer products and telecom infrastructure markets. Mr. Poppel obtained his Bachelor’s degree in Economics and International Affairs from Bar Ilan University. He also had MBA training at Israeli Management Center. Mr. Poppel is serving as a director on the boards of Nicast, Teledata, WLCSP, Mango/Mate, China Med, Yaan Securities and United Water which are all private companies.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES PREVIOUSLY NAMED.

Independence and Composition

The NASDAQ listing standards require that a majority of our Board be “independent” directors, as defined in the NASDAQ listing standards. The Board, upon the unanimous recommendation of the Corporate Governance and Nominating Committee, has determined that Messrs. Tao, Haus and Tsang, representing a majority of our Board, are “independent” as defined in the NASDAQ listing standards. The Board made its determination based on information furnished by all directors regarding their relationships with the Company and third parties as well as research conducted by management.

Stockholder Communication with the Board

We believe that it is important for our stockholders to be able to communicate their concerns to our Board. Stockholders may correspond with any director, committee member, or the Board of Directors generally by writing to the following address: THT Heat Transfer Technology, Inc., THT Industrial Park, No. 5 Nanhuan Road, Tiexi District, Siping City, Jilin Province, People’s Republic of China, Attention: Jianjun He. Please specify to whom your correspondence should be directed. All correspondence will be forwarded to the relevant director, committee member, or the full Board of Directors, as indicated in your correspondence.

Director Attendance at Annual Meeting of Stockholders

Our directors are encouraged to attend annual meetings of stockholders, but we do not have a formal policy requiring them to do so.

Code of Ethics

On September 25, 2009, our Board adopted a new Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The new Code of Ethics replaces our prior Code of Ethics that applied only to our principal executive officer, principal financial officer, principal accounting officer or controller and any person who performed similar functions. Our Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics can be found on our website www.tht.com.

We are required to disclose any amendment to, or waiver from, a provision of our Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure, as permitted by applicable SEC rules. Any such disclosure will be posted to our website within four business days following the date of any such amendment to, or waiver from, a provision of our Code of Ethics.

The Board’s Role in Risk Oversight

The Board of Directors has oversight responsibility of the processes established by management to report and monitor systems for material risks applicable to the Company. In addition, the Board considers the risks inherent in our corporate strategy and offers insight to management relating to risk. At Board meetings, the Board considers strategic risks and opportunities as well as risks to the Company’s reputation and reviews risks related to the sustainability of its operations together with management’s input. Each committee of the Board monitors the risks associated with their areas of responsibility and consults with the rest of the Board regarding any risks relevant to their area of responsibility. It is management’s responsibility, however, to manage day-to-day risk and bring to the Board of Directors’ attention the most material risks to the Company.

Board Leadership Structure

Mr. Zhao is our Chairman and Chief Executive Officer. The Board has chosen Mr. Zhao to serve as both Chairman and Chief Executive Officer because the Board believes that he will best serve the Company and our stockholders in that dual role. During Board meetings when Mr. Zhao is present, he leads the Board.

The lead independent director position is determined by the issues to be discussed by the independent members of the Board and is lead by the relevant Chairman of the committee. Independent members of the Board met in executive session one time during 2010. Mr. William Haus, as Chairman of the Audit Committee, was the lead director during the executive session.

Attendance at Board and Committee Meetings

Our directors are expected to attend Board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting. The Board held four meetings during 2010 and no director missed a meeting of the Board.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

  been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

  had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

  been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

  been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

  been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

  been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has determined that each member of all our Committees are independent as director independence is specifically defined with respect to such members under the NASDAQ listing standards and applicable SEC rules and regulations. A copy of the charters for the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee is available both at the “Investors” section of the Company’s website located at www.tht.com and in print to any stockholder who requests it.

Audit Committee. The Audit Committee, which consists of Messrs. Haus (chairman), Tao, and Tsang, s primarily responsible for reviewing the services performed by our independent auditors, evaluating our accounting policies and our system of internal controls. Mr. Haus serves as our audit committee financial expert as that term is defined by the applicable SEC rules. The Audit Committee held two meetings during 2010.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee, which consists of Messrs. Tao (chairman), Haus, and Tsang, oversees all aspects regarding the nominating of directors and setting policies and procedures for the nomination of directors. The Corporate Governance and Nominating Committee is also responsible for overseeing the creation and implementation of our corporate governance policies and procedures.. The Corporate Governance and Nominating Committee held one meeting during 2010.

Our Corporate Governance and Nominating Committee endeavors to identify individuals to serve on the Board who have expertise that is useful to us and complementary to the background, skills, and experience of other Board members. The Nominating/Governance Committee’s consideration of candidates for membership on the Board may include such factors as (a) the skills of each member of the Board, including each director’s business and management experience, accounting experience, and understanding of corporate governance regulations and public policy matters; (b) the characteristics of each member of the Board, which may include leadership abilities, sound business judgment, and independence; and (c) the general composition of the Board, which may include public company experience of the directors. The principal qualification for a director is the ability to act in the best interests of the Company and its stockholders. Each of the candidates for director named in this proxy statement have been recommended by the Corporate Governance and Nominating Committee and approved by the Board of Directors for inclusion on the attached proxy card.

Board Diversity. The Company does not have a specific policy on diversity relating to the selection of nominees for the Board, but the Board believes that while diversity and a variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin, sexual orientation, or identity. In selecting a director nominee, the Corporate Governance and Nominating Committee focuses on diversity in the broadest sense, considering, among other things, skills, expertise, or background that would complement our existing Board taking into account the Company’s business and industry.

Stockholder Nominees. The Corporate Governance and Nominating Committee also considers director nominees recommended by stockholders. See the section of this proxy statement titled, “Deadline for Stockholder Proposals,” for a description of how stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting should do so. The Corporate Governance and Nominating Committee evaluates director candidates recommended by stockholders in the same manner as it evaluates director candidates recommended by our directors, management, or employees.

Compensation Committee

General. The Compensation Committee consists of Messrs. Tsang (chairman), Tao, and Haus. The Compensation Committee held one meeting during 2010. The Compensation Committee is primarily responsible for reviewing and approving our compensation and benefit policies, including compensation of executive officers. When determining executive compensation, the Compensation Committee typically reviews the following materials, among others:

  Financial reports on year-to-date performance versus budget and compared to prior year performance.

  Calculations and reports on levels of achievement of individual and corporate performance objectives.

  Reports on the Company’s strategic objectives and budget for future periods.

  Information on the executive officers’ stock ownership and option holdings.

  Peer companies’ information regarding compensation programs and compensation levels.

These materials may also be reviewed during regular Board of Directors meetings.

Role of the Compensation Committee. The Compensation Committee is responsible for (i) overseeing the determination, implementation, and administration of the remuneration (including compensation, benefits, bonuses, and perquisites) of all directors and executive officers of the Company, (ii) reviewing and approving all equity compensation to be paid to other Company employees, and (iii) administering the Company’s equity-based compensation plans, although the Company does not currently have any such plans. Our compensation program and policies are designed to help us attract, motivate, and retain executives of outstanding ability and align the interests of key leadership with the long-term interests of the Company’s stockholders in order to maximize the return to stockholders.

Management’s Role in the Compensation-Setting Process. Management plays a role in the compensation-setting process. The most significant aspects of management’s role are:

  evaluating employee performance;

  establishing business performance targets and objectives; and

  recommending salary levels and any equity awards.

The Chief Executive Officer works with the Compensation Committee to provide:

  background information regarding the Company’s strategic objectives;

  his evaluation of the performance of the senior executive officers; and

  compensation recommendations as to senior executive officers (other than himself).

Although our Chief Executive Officer may recommend to the Compensation Committee the compensation package and awards to our executive officers, the Compensation Committee approves the compensation packages and also grants all awards to executive officers. The Company does not currently have a stock option or other equity incentive plan.

Role of Compensation Consultants. The Compensation Committee may retain a compensation consultant from time to time to assist the Compensation Committee in researching and evaluating executive officer and director compensation and compensation programs. The Compensation Committee did not engage any independent compensation consultants in 2010.

Delegation of Authority. The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee in order to determine or administer the compensation to the Company’s executive officers and/or directors.

EXECUTIVE OFFICERS

NAME	AGE	POSITION
Guohong Zhao	57	Chairman, President and CEO
Jianjun He	38	Chief Financial Officer, Treasurer and Secretary
Yue Cui	50	Vice President of Production
Fucai Zhan	40	Director, Vice President of R&D

The background for Messrs. He, Cui and Zhan is set forth below. The background of Mr. Zhao is described above at “Proposal 1—Election of Directors.”

Jianjun He. Mr. He became our Chief Financial Officer on June 30, 2009, the day that we consummated our reverse acquisition of Megaway. Mr. He has served as the CFO of Siping Juyuan since 2007. From 1999 to 2007, he worked as senior financial officer in Jilin Grain Group, a state-owned enterprise engaged in the grain processing and trading business. From 1995 to 1999, he worked as senior financial officer in Jilin Chia Tai Enterprise Co. Ltd, an enterprise engaged in the animal feed business, which is a joint venture of Chia Tai Group, the largest business group of Thailand. Mr. He graduated from Changchun Taxation College in 1995 with major in Auditing and obtained master degree in Jilin University in 2005. He has more than 10 years experience in accounting and finance and is an associate member of the Chinese Institute of Certified Public Accounts.

Yue Cui. Mr. Cui became our Vice President of Production on June 30, 2009, the day that we consummated our reverse acquisition of Megaway. Mr. Cui has served as Vice President of Production of Siping Juyuan since 2006. From 2000 to 2006, he was the operation manager of Siping Juyuan. From 1979 to 2000, he was the production manager of Siping Tool Factory, a tool manufacturer. With 20 years’ experience in manufacturing industry, he has significantly improved the production management of the Company.

Fucai Zhan. Mr. Zhan became our Vice President of Research and Development on June 30, 2009, the day that we consummated our reverse acquisition of Megaway. Mr. Zhan joined Siping Junyuan in 1999 as Vice President of Sales and was appointed as Vice President of Research and Development in 2009. Before joining Siping Juyuan, he worked as production manager, Research and Development manager and assistant to GM in Dong Feng Siping Auto Parts Co., Ltd. Mr. Zhan possesses over 15 years comprehensive experience in production, research and development, and sales and is well positioned to lead our research and development function to be highly market oriented. Mr. Zhan graduated from Jilin University of Technology in 1996.

EXECUTIVE AND DIRECTOR COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Our executive compensation philosophy is to align the interests of executive management with stockholder interests and with our business strategy and success through an integrated executive compensation program that considers short-term performance, the achievement of long-term strategic goals and growth in total stockholder value. The key elements of our executive compensation philosophy are competitive base salary, annual incentive opportunities and equity participation. Our aggregate compensation package is designed to attract and retain individuals critical to the long-term success of the Company, to motivate these persons to perform at their highest levels, and to reward exceptional performance.

The compensation of our executive officers is determined by the Compensation Committee of the Board, except that the entire Board makes the final determination as to the compensation of our Chief Executive Officer. The Chief Executive Officer reviews and revises compensation proposals prepared by Human Resources and presents his recommendations to the Compensation Committee for the Committee’s ultimate review and approval. The Chief Executive Officer does not participate in Compensation Committee meetings and is not involved in decisions relating to his own compensation.

Elements of Compensation

We pay each of our named executive officers a base annual salary. Bonuses and equity incentives may also be provided to supplement base salary. The criteria for determining each of these components of compensation is described below. We do not provide retirement benefits and only minimal perquisites except as described below.

Base Salary. Base salary levels for executive officers are set forth in their individual employment agreements, and are reflected in the Summary Compensation Table below under the heading “Executive Compensation”. The Compensation Committee considered the total compensation paid by other manufacturing companies in Shenzhen, China to persons holding equivalent positions in setting base salary levels. However, the Compensation Committee did not conduct a peer group compensation analysis or target any particular compensation level in establishing the base salaries for named executive officers.

The Compensation Committee believes that any increases in base salary should be based upon a favorable evaluation of individual performance relative to individual goals, the functioning of the executive’s team within the corporate structure, success in furthering corporate strategy and goals, individual management skills and responsibilities, demonstrated loyalty, and the Company’s commitment to attract and retain executives. We expect that our Compensation Committee will reward superior individual and company performance with commensurate cash and other compensation. Salary will next be reviewed when the Compensation Committee deems appropriate, but the Compensation Committee will not review salary more frequently than on an annual basis.

Bonuses. Executives are eligible to receive a discretionary bonus pursuant to the terms of their respective employment agreements. However, in fiscal 2010 we did not set any performance targets and no discretionary bonuses were paid. If our Compensation Committee determines to do so in the future, bonuses may be paid on an ad hoc basis to recognize superior performance. If the Compensation Committee determines to provide bonus compensation as a regular part of our executive compensation package, it will establish performance goals for each of the executive officers and maximum bonuses that may be earned upon attainment of such performance goals. Some of the components of our key performance appraisal index that we may use to consider in establishing these performance goals include the following: internal control improvement, cash flow (accounts receivable, inventory, accounts payable); sales (revenue, accounts receivables collection, gross profit, customer credit management and goods delivery management); costs and expenses (financial costs, manufacturing costs, general and administrative expenses, sales and marketing expenses, research and development costs); and capital expenditures.

Equity Incentives. Named executive officers are eligible for equity awards in the form of restricted stock. Equity awards are granted at the discretion of the Compensation Committee. The size of an award to any individual, including named executive officers, depends in part on individual performance, including the components of our key performance appraisal index described above and any other indicators of the impact that such employee’s productivity may have on stockholder value over time. Other factors include salary level and competitive data. In addition, in determining the number of stock options or shares of restricted stock granted to each named executive officer, the Compensation Committee considers the future benefits potentially available to the named executive officers from existing awards. The number of options or restricted shares granted depend in part on the total number of unvested options and restricted shares deemed necessary to provide an incentive to that individual to remain with the Company for the long-term.

We seek to further align management and stockholder interests by giving to executives an equity interest in our company, the value of which depends upon stock performance. The Committee believes that using restricted stock as part of the overall equity awards program better aligns the interest of management and stockholders as restricted stock closely replicates the economic characteristics of capital stock. No grants of restricted stock were made to any of our named executive officers during fiscal year 2010.

Retirement Benefits. Currently, we do not provide any company-sponsored retirement benefits or deferred compensation programs to any employee, including the named executive officers (other than a mandatory state pension scheme in which all of our employees in China participate) because it is not customary to provide such benefits and programs in China.

Perquisites. Historically, we have provided our named executive officers with minimal perquisites and other personal benefits that we believe are reasonable, such as company car-related benefits. We do not view perquisites as a significant element of compensation, but do believe they can be useful in attracting, motivating and retaining the executive talent for which we compete.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following report has been submitted by the Compensation Committee of our Board of Directors:

The Compensation Committee of our Board of Directors has reviewed and discussed our Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our definitive proxy statement on Schedule 14A for our 2011 annual meeting, which is incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, each as filed with the Commission.

Compensation Committee of the Board of Directors

Respectfully submitted,

To Tsang, Chairman
William Haus
Wenquan Tao

The foregoing Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Compensation Committee report by reference therein.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee members whose names appear on the Compensation Committee Report above were committee members during all of 2010. No one who served on the Compensation Committee at any time during 2010 is or has been an executive officer of our company or had any relationships requiring disclosure by us under the Commission’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during the fiscal year ended December 31, 2010.

Summary Compensation Table

The following table sets forth information concerning all compensation awarded to, earned by or paid to the following persons for services rendered in all capacities during 2009 and 2008: Siping Fang, who became our President and Chief Executive Officer when we completed the reverse acquisition. No other executive officers received total compensation in excess of $100,000 in any fiscal year.

						Non-	Non-
						Equity	qualified
						Incentive	Plan Deferred
				Stock	Option	Compensation	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Earnings	Earnings	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Guohong Zhao, CEO and President (1)	2010	16,819	0	0	0	0	0	0	16,819
	2009	16,724	0	0	0	0	0	0	16,724
Gerard Pascale, former Chairman and CEO (2)	2010	0	0	0	0	0	0	0	0
	2009	0	0	0	0	0	0	0	0
Timothy P. Halter, former President and CEO (3)	2010	0	0	0	0	0	0	0	0
	2009	0	0	0	0	0	0	0	0

(1)

On June 30, 2009, we acquired Megaway in a reverse acquisition transaction that was structured as a share exchange and in connection with that transaction, Mr. Zhao became our Chief Executive Officer, President and director. Prior to the effective date of the reverse acquisition, Mr. Zhao served at Megaway’s wholly owned subsidiary Siping Juyuan as its chief executive officer. The annual, long term and other compensation shown in this table include the amount Mr. Zhao received from Siping Juyuan prior to the consummation of the reverse acquisition.

(2)	Gerard Pascale resigned from all offices he held with us and his position as our director upon the closing of the reverse acquisition of Megaway on June 30, 2009.

(3)	Mr. Timothy P. Halter served as our President and sole director from our formation on August 7, 2006 until his resignation and appointment of Mr. Pascale on February 12, 2009.

Bonuses and Deferred Compensation

We do not have any bonus, deferred compensation or retirement plan.

Options and Stock Appreciation Rights

We do not currently have a stock option or other equity incentive plan.

Employment Agreements

We do not have any employment agreement with any of our management.

We have not provide retirement benefits (other than a state pension scheme in which all of our employees in China participate) or severance or change of control benefits to our named executive officer.

Payment of Post-Termination Compensation

The Company does not have change-in-control agreements with any of its executive officers, and the Company is not obligated to pay severance or other enhanced benefits to executive officers upon termination of their employment.

Director Compensation

The following table sets forth all compensation awarded to, earned by or paid to the directors in 2010:

Name	Fees Earned or Paid in	Stock Awards	Option Awards	Total
	Cash
Guohong Zhao	N/A	N/A	N/A	N/A
Fucai Zhan	N/A	N/A	N/A	N/A
Wenquan Tao	$24,000	N/A	N/A	$24,000
To Tsang	$24,000	N/A	N/A	$24,000
William P. Haus	$35,900	N/A	N/A	$35,900

William Haus, Wenquan Tao and To Tsang were appointed directors effective as of September 25, 2009. On the same day, the Company entered into separate independent director contracts and indemnification agreements with each of them. Under the terms of the independent director’s contracts, the Company agreed to pay Mr. Tao an annual fee of $24,000, Mr. Tsang an annual fee of $24,000 and Mr. Haus an annual fee of $36,000, as compensation for the services to be provided by them as independent directors. Under the terms of the indemnification agreement, we agreed to indemnify the independent director against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the independent director in connection with any proceeding if the independent director acted in good faith and in our best interests. It is our practice to reimburse our directors for reasonable travel expenses related to attendance at board of directors and committee meetings.

Mr. Guohong Zhao and Mr. Fucai Zhan are paid in their capacity as executive officers of the Company and they do not receive any additional compensation for their service as directors.

Limitation of Liability and Indemnification of Officers and Directors

Our bylaws provide for the indemnification of our present and prior directors and officers or any person who may have served at our request as a director or officer of another corporation in which we own shares of capital stock or of which we are a creditor against expenses actually and necessarily incurred by them in connection with the defense of any actions, suits or proceedings in which they, or any of them, are made parties, or a party, by reason of being or having been director(s) or officer(s) of us or of such other corporation, in the absence of negligence or misconduct in the performance of their duties. This indemnification policy could result in substantial expenditure by us, which we may be unable to recoup.

Insofar as indemnification by us for liabilities arising under the Securities Exchange Act of 1934 may be permitted to our directors, officers and controlling persons pursuant to provisions of the Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

In the fiscal year ended December 31, 2010, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The Audit Committee of the Company’s Board of Directors is composed of Messrs. Haus (Chairman), Tao, and Tsang. The Board has determined that (i) each member of our Audit Committee is “independent” as defined under the NASDAQ listing standards and applicable SEC rules and regulations (ii) each member of our Audit Committee meets the audit committee composition requirements in the NASDAQ listing standards and (iii) Mr. Haus qualifies as an “audit committee financial expert” as defined in applicable SEC rules and regulations.

In accordance with a written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for overseeing the quality and integrity of the Company’s financial reporting processes, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The Audit Committee reviews and reassesses the adequacy of the charter on a regular basis, and at least annually. The Audit Committee Charter is available through Company’s website located at www.cvalve.com and in print to any stockholder who requests it.

Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with GAAP and issuing a report on those consolidated financial statements and issuing a report on internal controls over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes. In fulfilling its responsibilities set forth in the Audit Committee Charter, the Committee has accomplished, among other things, the following:

  it has reviewed and discussed the audited financial statements for 2010 with management.

  it has discussed with its independent registered public accounting firm, PKF , the matters required to be discussed by Statements on Auditing Standards No. 61, Communications with Audit Committees (SAS 61), as amended and adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

  it has received from PKF , written disclosures and the letter required by applicable PCAOB rules regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

  it has discussed with PKF its independence from us.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

William Haus, Chairman
Wenquan Tao
To Tsang

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 2)

Independent Registered Public Accounting Firm For 2011

The Audit Committee has selected the firm of PKF as the Company’s independent registered public accounting firm for 2011. Stockholder ratification of the selection of PKF as the Company’s independent registered public accounting firm is not required. However, the Board of Directors is submitting the selection of PKF to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain PKF . In such event, the Audit Committee may retain PKF , notwithstanding the fact that the stockholders did not ratify the selection, or select another nationally recognized independent registered public accounting firm without re-submitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee reserves the right in its discretion to select a different nationally recognized independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of PKF are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. PKF was paid aggregate fees of approximately $94,000 and $86,000 for the fiscal years ended December 31, 2010 and 2009, respectively, for professional services rendered for the audit of our annual financial statements and review of quarter condensed consolidated financial statements.

Audit Related Fees. There was no audit related fees paid to PKF for the fiscal years ended December 31, 2010 and 2009.

Tax Fees. There was no tax fees paid to PKF for the fiscal years ended December 31, 2010 and 2009.

All Other Fees. PKF was paid no other fees for professional services during the fiscal years ended December 31, 2010 and 2009.

Board of Directors Pre-Approval Policies and Procedures

Our Board of Directors has adopted the policy to pre-approve audit and permissible non-audit services provided by our independent auditors. The Audit Committee monitors audit services engagements; reviews such engagements; and approves any changes in the terms, conditions, fees, or scope of such engagements. The Audit Committee has pre-approved certain services, including the following:

  services associated with periodic reports and other documents filed with the SEC; and

  tax services.

The following services require specific pre-approval of the Audit Committee: annual audit services engagement, terms and fees, including required quarterly reviews, and report on internal controls over financial reporting.

In accordance with SEC rules and regulations, the following services will not be provided by the independent registered public accounting firm:

  Bookkeeping or other services related to the accounting records or financial statements of the Company;

  Financial information systems design and implementation;

  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

  Actuarial services;

  Internal audit outsourcing;

  Management functions;

  Human resources;

  Broker-dealer, investment adviser, or investment banking services;

  Legal services; and

  Expert services unrelated to the audit.

All fees paid for 2010 were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PKF HONG KONG, CERTIFIED PUBLIC ACCOUNTANTS AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with recent legislation, the Company is providing stockholders with an advisory (non-binding) vote to approve compensation programs for our named executive officers (sometimes referred to as “say on pay”) as required by the Exchange Act. Accordingly, you may vote on the following resolution at the 2011 Annual Meeting:

“Resolved, that the stockholders approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed under “Compensation Discussion and Analysis”, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”

This vote is nonbinding. The Board and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

As described in detail under “Compensation Discussion and Analysis”, our compensation programs are designed to motivate our executives to create a successful company. We believe that our compensation program rewards sustained performance that is aligned with long-term stockholder interests. Stockholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

The Board of Directors recommends a vote FOR the approval, on an advisory, non-binding basis, of the compensation of our named executive officers.

PROPOSAL 4:

ADVISORY VOTE ON THE FREQUENCY OF
AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with recent legislation, in addition to providing stockholders with the opportunity to cast an advisory vote on executive compensation, the Company this year is providing stockholders with an advisory (non-binding) vote on how frequently the Company should seek an advisory vote on executive compensation as required by the Exchange Act. The stockholders may indicate whether they prefer that an advisory vote on the compensation of the named executive officers be held every one, two or three years.

The Board believes that a frequency of “every three years” for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote. Stockholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the Board. Please refer to “Stockholder Communications” in this Proxy Statement for information about communicating with the Board.

The proxy card provides stockholders with the opportunity to choose among four options (one year, two years, three years, or abstain) for the following resolution: “Resolved, that the option of once every one year, two years, or three years that receives the highest number of votes will be determined to be the stockholders’ preferred frequency with which the Company would hold a non-binding advisory stockholder vote to approve the compensation of the named executive officers, as disclosed in the Company’s proxy statements.”

This advisory vote on the frequency of the “say on pay” vote is nonbinding. The Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation but may decide that it is in the best interests of the stockholders and the Company to hold an advisory vote more or less frequently than the stockholders’ preferred frequency.

The Board of Directors unanimously recommends that you vote for the option of “3 years” for the frequency of future advisory votes on executive compensation.

DEADLINE FOR STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8(e) of the Securities Exchange Act of 1934 (the Exchange Act), proposals of stockholders intended to be presented at the 2011 Annual Meeting of Stockholders must be received by the Secretary of the Company at our principal executive office at THT Heat Transfer Technology, Inc., Jianjun He, not later than March 14, 2012 for inclusion in the proxy statement for that meeting.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2010, including the financial statements and schedules thereto, as filed with the SEC. Such written requests should be directed to the Secretary of the Company, at our principal executive office at THT Heat Transfer Technology, Inc., Jianjun He. A copy of our Annual Report on Form 10-K is also available on our website at www.tht.com.

ADDITIONAL INFORMATION

Management knows of no matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers, and certain persons who own more than 10% of our common stock to file with the SEC reports concerning their beneficial ownership of our equity securities. These persons are required to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on our review of the copies of such forms received by us from our directors, officers, and greater than 10% beneficial owners, all these reports were filed on a timely basis with the exceptions listed below. Based solely on our review of copies of such reports filed with the SEC and written representations of our directors and executive offers, we believe that all persons subject to reporting filed the required reports on time in fiscal year 2010, except as follows: (i) a late Form 4 report filed by Wisetop International Holdings Limited on June 1, 2011; and (ii) a late Form 4 report filed by Ms. Jinghua Zhao on June 1, 2011.

By Order of the Board,

Guohong Zhao
Chairman and Chief Executive Officer

June 1, 2011
Siping City, Juyuan Province

THT HEAT TRANSFER TECHNOLOGY, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS— JULY 14, 2011
(This Proxy is solicited by the Board of Directors of the Company)

The undersigned stockholder of THT Heat Transfer Technology, Inc. (the “Company”) hereby appoints Messrs. Guohong Zhao and Fucai Zhan, or either of them, his/her true and lawful agents and proxies, each with full power of substitution, to represent and to vote as specified in this proxy all common stock of the Company that the undersigned stockholder would be entitled to vote if present in person at the Annual Meeting of Stockholders of the Company to be held on July 14, 2011 at 9 a.m., local time, at Room 1808-1809, Fangheng International Center Tower B, No.6 Futong East Street, Chaoyang, District, Beijing100102, People’s Republic of China.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED “FOR ALL NOMINEES” WITH RESPECT TO THE ELECTION OF DIRECTORS IN PROPOSAL 1; AND “FOR” THE RATIFICATION OF PKF HONG KONG, CERTIFIED PUBLIC ACCOUNTANTS AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN PROPOSAL 2, AND THIS PROXY AUTHORIZES THE ABOVE DESIGNATED PROXIES TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

These proxy materials and our annual report are available at www.cvalve.com.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

THT HEAT TRANSFER TECHNOLOGY, INC.
The Board of Directors recommends a vote
“FOR ALL NOMINEES” for directors in Proposal 1,
and “FOR” Proposal 2.

Please sign, date, and return promptly in the enclosed envelope.

Please mark your vote in blue or black ink as shown here

1.	PROPOSAL 1—ELECTION OF DIRECTORS

	[ ]	FOR all nominees

	[ ]	WITHHOLD AUTHORITY for all nominees.

	[ ]	FOR ALL EXCEPT (See instructions below).

NOMINEES:

[ ]	Guohong Zhao

[ ]	Fucai Zhan

[ ]	Wenquan Tao

[ ]	William Haus

[ ]	To Tsang

[ ]	Youjun Lian

[ ]	Ariel Poppel

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold as shown here

2.	PROPOSAL 2—RATIFICATION OF APPOINTMENT OF PKF HONG KONG, CERTIFIED PUBLIC ACCOUNTANTS TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2011.

	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	Approve, on an advisory, non-binding basis, the Company’s executive compensation.

	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

The Board of Directors recommends that you vote for “3 YEARS” on the following:

4. An advisory, non-binding vote on the frequency of holding an advisory vote on executive compensation.

1 Year [ ]	2 Years [ ]	3 Years [ ]	ABSTAIN [ ]

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL ONE, FOR PROPOSAL TWO, FOR PROPOSAL THREE, AND FOR “3 YEARS” WITH RESPECT TO PROPOSAL FOUR. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED JUNE 1, 2011 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement dated June 1, 2011, and the 2010 Annual Report, and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

If you are voting by mail, please sign, date and mail this proxy immediately in the enclosed envelope. You are also permitted and encouraged to vote online by following the instructions on the Notice of Internet Availability of Proxy Materials that was separately mailed to you.

Name ______________________________

Name (if joint)

___________________________________

Date _______________________________, 2011

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a
corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope, if mailed in the United States.